Income Taxes (Reconciliation Between Reported Provision For Income Taxes And Amount Computed By Statutory Federal Income Tax Rate) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 24, 2015	Jun. 25, 2014	Jun. 26, 2013
Income Tax Disclosure [Abstract]
Income tax expense at statutory rate	$ 99,497	$ 75,701	$ 80,610
FICA tax credit	(18,633)	(18,116)	(16,450)
State income taxes, net of Federal benefit	8,646	7,636	6,368
Other	(1,927)	(2,972)	(3,572)
Provision for income taxes	$ 87,583	$ 62,249	$ 66,956